SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2002

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                                ALBERTSON'S, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-6187                  82-0184434
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(State or other jurisdiction   (Commission File Number) (IRS Employer
 of incorporation)                                       Identification No.)


 250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho                         83726
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                  (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (208) 395-6200
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Item 9.  Regulation FD Disclosure

On October 30, 2002, Albertson's, Inc. issued its press release lowering third quarter and fiscal year 2002 guidance, which is attached hereto as Exhibit 99.1


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ALBERTSON'S, INC.



                                        BY:   /s/  Felicia D. Thornton
                                              ------------------------------
                                              Felicia D. Thornton
                                              Executive Vice President
                                              and Chief Financial Officer

Date:  October 31, 2002


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Exhibit Index

Exhibit (99.1): Press Release dated October 30, 2002